Degrading Proteins, Making Medicines MRT-8102 GFORCE-1 Clinical Study Results October 1, 2026 Exhibit 99.2

Forward-Looking Statements This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline and successfully research, develop and, if approved, commercialize our product candidates in current or future indications; statements regarding our progress in developing only-in-class and first-in-class MGD therapeutics; the timing, design, conduct, progress and results of our preclinical and clinical programs; statements regarding the significance, interpretation and potential implications of clinical data for MRT-8102, including safety, tolerability, target engagement, pharmacodynamic, biomarker, genetic and lipid data from GFORCE-1; the potential for MRT-8102 and NEK7 degradation to provide differentiated or clinically meaningful effects across ASCVD, coronary artery disease, gout, hidradenitis suppurativa and other NLRP3/IL-1-driven diseases; the potential relationship between observed biomarker effects and disease biology, clinical outcomes or therapeutic benefit; the potential use of biomarkers, imaging, genetics or pharmacogenomics to identify or enrich for patients who may benefit from treatment, inform dose selection or support more efficient clinical development; statements regarding our planned Phase 2 development program for MRT-8102, including the anticipated timing, design, conduct, endpoints, results and data disclosures for GFORCE-2, GEMINI-1 and GALAXY-1; the potential for such studies to demonstrate proof of concept, safety, efficacy, flare prevention, lesion response, cardiovascular benefit or other clinical outcomes and to inform potential future Phase 3 development; statements regarding the evaluation of additional proof-of-concept studies in further indications; the timing and outcome of regulatory interactions and submissions; statements regarding the potential clinical and commercial opportunities for MRT-8102, including estimates of patient populations, unmet need, market opportunity, competitive positioning and potential differentiation from other therapies, including comparisons to other anti-inflammatory modalities and lipid-modifying agents; statements regarding the effects of MRT-8102 on lipids and lipoproteins, including lipoprotein(a), and the potential clinical significance thereof; statements regarding the expected safety profile of MRT-8102 in patient populations with comorbidities, including chronic kidney disease; statements regarding MRT-9347 and other current or future product candidates, including MRT-2359 and preclinical and discovery-stage programs, their potential applications across immunology and inflammation, oncology, genetic and neurological diseases and other therapeutic areas, their differentiation, strategic value, the timing and results of anticipated clinical data updates, regulatory filings and other development milestones; statements regarding our expectations that our collaborator, Novartis, will advance MRT-6160 and other VAV1-directed MGDs in immune-mediated diseases, including the anticipated timing of additional Phase 2 study initiations; statements regarding our QuEEN™ discovery engine and the potential applications of our platform; the advancement and application of our partnered and wholly owned pipeline, including programs licensed or optioned to Roche and Novartis; our ability to optimize collaborations with industry partners; and our expectations regarding the timing and achievement of development, regulatory and commercial milestones and the success of our programs, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission on March 17, 2026, and any subsequent filings, that could cause actual results, performance or achievements to differ materially and adversely from those anticipated or implied in the statements, as well as the risks that preclinical results may not be predictive of clinical results; early, initial or interim clinical results may not be predictive of final results or the results of future trials; results observed in one study, population, dose group, analysis or indication may not be replicated in another; pharmacodynamic or biomarker effects may not translate into clinical or therapeutic benefit; and comparisons across separate studies or therapeutic modalities may not be reliable. Proposed clinical-trial designs and development plans remain subject to regulatory review and may change. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in these statements are reasonable, we cannot guarantee that the future results, performance, events or circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in these materials, and certain statements made orally during any presentation relating to these materials, are based on studies, publications, surveys and other data obtained from third-party sources and on our own internal estimates and research. While we believe these sources to be reliable as of the date of these materials, we have not independently verified, and make no representations regarding, the adequacy, fairness, accuracy or completeness of such information. No independent source has evaluated the reasonableness or accuracy of our internal estimates or research, and no reliance should be placed on information or statements based on such estimates or research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced, in whole or in part, without the prior written consent of Monte Rosa Therapeutics.

MRT-8102, a selective first-in-class NEK7 MGD, demonstrated a favorable safety and tolerability profile, sustained NEK7 degradation, and broad normalization of elevated pathogenic drivers of ASCVD Study design: 108 subjects with elevated CVD risk; 8-week study, randomized to MRT-8102 at 5, 20, and 40 mg QD, or placebo for 4 weeks dosing Target engagement: Robust, sustained, and equal NEK7 degradation across all three dose levels Safety: No SAEs; TEAE rate similar to placebo (33% vs. 30%); no increased infection risk Activity on plaque and vessel wall biology and thrombogenic factors demonstrated, supporting broad potential for MRT-8102 to impact ASCVD: Pathogenic drivers of ASCVD, including IL-1b, HMGB1, Calprotectin, S100A12, SAA, and Fibrinogen reduced to healthy-volunteer levels at all doses Opportunity for precision medicine approach: NLRP3 risk-allele carriers show higher baseline levels for DAMPs, suggestive of elevated pathway activity and potential for faster and more severe atherosclerotic remodeling, and identifying a genetically enrichable population for potential future development GFORCE-1: A Phase 1 Study of MRT-8102 in Subjects with Elevated CVD Risk

Therapeutic Rationale for Degrading NEK7

NEK7 Enables Pathogenic NLRP3 Activation to Drive Disease Biology


NEK7/NLRP3 activators directly stimulate pathway or enhance expression
NEK7 serves as a scaffold to enable NLRP3 inflammasome assembly and activation of NEK7/NLRP3 pathway
Pyroptotic release of drivers of disease pathology, e.g. damps and cytokines
NEK7/NLRP3 activating stimuli
DAMPs
Metabolites
TLR4/
RAGE
NFκB
NEK7
NEK7/NLRP3
complex
Pyroptosis
DAMP-induced amplification of NEK7/NLRP3 pathway activity
Cytokines
DAMPs
IL-1β
IL-18
IL-1β
IL-1α
S100A12
HMGB1
Calprotectin
IL-6
IFN-γ

- Multiple metabolic and genetic factors can promote NEK7-mediated NLRP3 inflammasome complex assembly in a kinase-independent manner
- NEK7/NLRP3 pathway activation causes pyroptotic cell death, leading to release of **IL-1α/β, IL-18, and DAMPs (e.g., HMGB1, Calprotectin, S100A12)**
  - IL-1β and IL-18 are highly inflammatory cytokines
  - **DAMPs** further stimulate NEK7/NLRP3 activity and concomitantly promote NLRP3-independent cytokine/chemokine production in neighboring cells
  - DAMPs and IL-1β are responsible for the majority of local pathogenesis and tissue changes characteristic of ASCVD, gout, hidradenitis suppurativa (HS) and other indications
- **Interference with pathway at most upstream point, through NEK7 degradation, has potential to achieve most meaningful efficacy across NEK7/NLRP3-driven indications**, including ASCVD, gout and HS

5

DAMPs = damage-associated molecular patterns; HMGB1 = High-mobility group box 1; CRP = C-reactive protein

Members of the NEK7/NLRP3 Downstream Signaling Cascade are Elevated Across Multiple Indications with High Unmet Need

ASCVD, HS and gout have highest pathological NEK7/NLRP3 activity scores



NEK7/NLRP3 activity score
Hidradenitis Suppurativa
ASCVD
CAPS
Gout
Indication 5
Indication 6
Indication 7
Indication 8
Indication 9
Indication 10
Indication 11
Indication 12
Indication 13
0
3
6
Log2(fold change)

Upregulation of pathogenic cascade downstream of pyroptosis is conserved across the top NEK7/NLRP3-active indications



Calprotectin subunits
Calgranulin C
NLRP3
IL1β
S100A8
S100A9
S100A12
HS (skin)
ASCVD (plaques)
Gout (PBMCs)
***
****
****
****
****
****
****
***
****
ns
**
**
*
*
**
Healthy Disease

Data sources: accessions GSE155176, GSE163154, GSE160170

6

The Role of the NEK7/NLRP3 Pathway in ASCVD

The Multifaceted Pathogenic Role of the NEK7/NLRP3 Pathway in Plaque Biology and Atherogenic Progression Endothelial Cell dysfunction enhances adhesion molecules and vascular leakage Increased uptake of oxLDL and retention of oxidized cholesterol in foam cells VSMC proliferation or phenotypic transformation/ de-differentiation Thrombogenic factors from pyroptotic macrophages, VSMC and ECs Plaque formation Plaque growth Vessel wall alterations Thrombosis Cardiovascular events (MI / Ischemic stroke / ACS) NEK7/NLRP3 effectors IL-1β | IL-18 | DAMP release | Oxidative stress DAMPs, crystals, metabolic factors Genetic (NLRP3 SNPs, CHIP mutations)

Clinical Experience Supports Upstream Targeting of NEK7/NLRP3 Pathway as a Superior Approach to Impact MACE



Metabolic
Genetic
TET2 ChIP
Cholesterol
NLRP3 SNP
IL-1β/IL18/
DAMPs/
Thrombogenic
factors
Thrombosis
IL-6
Fibrinogen
CRP

LoDoCo2	COLCOT	CANTOS	ZEUS
NEK7/NLRP3 pathway modulation		IL-1β neutralization	IL-6 neutralization
• 5,522 pts with **chronic CAD (>6 months** post MI) randomized to ***colchicine*** or pbo • Baseline median CRP unknown • Colchicine **reduced MACE by 31%**; no risk of infection, significant GI AEs	• 4,745 pts ≤ 30 days **post-MI** randomized to ***colchicine*** or pbo • Baseline median CRP 4.28 mg/L • Colchicine **reduced MACE by 23%**; no risk of infection, significant GI AEs	• 10,061 pts **≥ 30 days post MI** randomized to ***canakinumab*** (anti-IL-1β) or pbo • Mean time since MI **4.57 years** • Baseline CRP≥2mg/L (median 4.1 to 4.2) • Canakinumab **reduced MACE by 15%;** risk of infection increased	• 6,376 pts with **ASCVD and moderate-severe CKD** randomized to ***ziltivekimab*** (anti-IL-6) or pbo • Baseline CRP≥2mg/L (median 4.5) • No significant effect on MACE; risk of infection increased

Clinical efficacy achieved

Results are from separate clinical trials with different agents, populations and study designs and should not be interpreted as head-to-head comparisons

9

NLRP3 Activating Variants Increase Signaling and Cardiovascular Risk

NLRP3 variant associated with strong risk of CVD; IL-6(R) benefit restricted to CHIP+ subgroup


NLRP3 risk variants in all comers
CAD, 916 pts[a]
CAD, age <60, 3,061 pts[b]
Severe CAD, age <60, 3,061 pts[b]
1.63 (1.08–2.46)
2.04 (1.15–3.61)
2.28 (1.29–4.01)
IL-6(R) variant benefit in all comers
CHD, 126,198 pts[c]
CHD, 187,667 pts[d]
CAD, 547,261 pts[e]
0.95 (0.93–0.97)
0.97 (0.95–0.98)
0.96 (0.96–0.97)
IL-6(R) variant benefit in CHIP-
Incident CVD, 50,000 pts[f]
Incident CAD, 436,875 pts[g]
0.95 (0.89–1.01)
0.97 (0.94–0.99)
IL-6(R) variant benefit in CHIP+
Incident CVD, 50,000 pts[f]
Incident CAD, 436,875 pts[g]
CVD, 50,000 pts[h]
0.46 (0.29–0.73)
0.83 (0.71–0.96)
0.60 (0.40–0.89)
0.25
0.5
1.0
2
4
Lower risk
Odds ratio (log scale)
Higher risk

NLRP3 risk variant shows larger effect on inflammatory cytokines and CRP compared to IL-6(R) variant


Published relative variant impact
% Change per variant
250
150
50
-50
-18[3]
40[1]
Not reported
215[2]
134[2]
39[1]
Not reported
25[1]
hsCRP
IL-1β
IL-18
IL-6(R) rs7529229
NLRP3 rs10754558

Left: [a]Zhou et al. (2016); [b]Schunk et al. (2021); [c]Swerdlow et al. (2012); [d]Sarwar et al. (2012); [e]Rosa et al. (2019); [f]Bick et al. (2019); [g]Vlasschaert et al. (2023); [h]Kessler et al. (2022); Right: [1]Wu et al. (2022); [2]Zhou et al. (2016); [3]Tchuisseu-Kwangoua et al. (2025). % differences: NLRP3 rs10754558 = (GG – CC)/CC; IL-6(R) rs7529229 (proxy rs2228145) = (CC – AA)/AA

10

Mediators of NLRP3 Pathway Driven Atherosclerosis/-thrombosis are Established Cumulative Cardiovascular Risk Factors NLRP3, relevant cytokines, and DAMP levels are significantly increased in unstable plaques NEK7/NLRP3 pathway DAMPs & thrombogenic factors Data from PMIDs 24026779, 29957458, 21435605, 25341801, 39322770, 28845751, 28428221, 39178030, 30006491, 19622820, 23034020 Cumulative CV risk associated with NEK7/NLRP3-relevant cytokines, lipids, and DAMPs CV risk per standard deviation increase Harmonized per-SD HR Non-harmonized (per-doubling, acute STEMI) HMGB1 IL-1β S100A12 SAA1 RNA‑seq of stable and unstable section of human atherosclerotic plaques GEO GSE120521 1  1.2   1.5   2   3 Stable Unstable Stable Unstable Stable Unstable Stable Unstable Expression (log2 FPKM) IL-6 Lp(A) Calprotectin subunits NLRP3 IL1B S100A8 S100A9 CASP1 PYCARD S100A12 SAA1 1.75 (1.10-2.80) 1.45 (1.23-1.71) 1.33 (1.13-1.56) 1.30 (1.06-1.59) 1.26 (1.13-1.41) 1.25 (1.19-1.32) 1.13 (1.09-1.18) Calprotectin

Results of GFORCE-1 Study

GFORCE-1 Study: Dose Exploration of MRT-8102 in Subjects with Elevated CVD Risk


Double blind period
Randomization
MRT-8102 (5 mg)
n ~ 27
MRT-8102 (20 mg)
n ~ 27
MRT-8102 (40 mg)
n ~ 27
Placebo
n ~ 27
Safety follow up
Day 1
Day 28
Day 56

CRP endpoint: absolute reduction and reduction to <2 mg/L
CRP measurements: pre-dose, D1, D7, D14, D21, D28, D35

Study population

- Obesity, elevated CRP $\geq$3 and <15 mg/L

Primary endpoint

- Safety and tolerability of 28 days dosing with 28 days follow up

Secondary endpoints

- Change in CRP levels
- PK

Additional exploratory PD endpoints

- NEK7 (target engagement)
- DAMPs and cytokines to inform ASCVD pathogenic drivers + systemic inflammation
- Thrombogenic factors
- Lipids, lipoproteins, and other markers of CV risk (Lp(a), LDL-C)

13

GFORCE-1 Participants Baseline Characteristics Baseline Characteristics Placebo (n=27) MRT-8102 5 mg (n=27) MRT-8102 20 mg (n=27) MRT-8102 40 mg (n=27) Total (n=108) Median age, years (IQR) 45 (30 - 53) 38 (34 - 50) 40 (34 - 55) 41 (37 - 52) 41 (34 - 52) Male, n (%) 12 (44.4) 8 (29.6) 11 (40.7) 13 (48.1) 44 (40.7) Female, n (%) 15 (55.6) 19 (70.4) 16 (59.3) 14 (51.9) 64 (59.3) Race, n (%) White African American American Indian/Alaska Native Native Hawaiian/Pacific Multiple 15 (55.6) 11 (40.7) 0 1 (3.7) 0 16 (59.3) 9 (33.3) 1 (3.7) 0 1 (3.7) 16 (59.3) 10 (37.0) 0 0 1 (3.7) 18 (66.7) 8 (29.6) 1 (3.7) 0 0 65 (60.2) 38 (35.2) 2 (1.9) 1 (0.9) 2 (1.9) Median weight, kg (IQR) 96.0 (88.0 – 107.1) 99.8 (87.7 – 110.5) 94.2 (86.1 – 104.2) 92.8 (88.1 – 100.8) 94.5 (87.9 – 105.8) Median BMI, kg/m2 (IQR) 33.3 (32.3 – 36.1) 34.5 (32.7 – 38.3) 34.8 (32.3 – 37.0) 32.8 (31.0 – 35.5) 33.9 (32.2 – 36.6) Median abdominal circumference, in (IQR) 43.0 (38.9 – 45.0) 43.0 (40.0 – 47.0) 42.0 (38.0 – 45.0) 41.0 (39.0 – 42.9) 42.3 (39.3 – 44.5) Median hsCRP, mg/L (IQR) 4.8 (3.8 – 6.6) 6.4 (5.2 – 8.7) 5.6 (4.4 – 8.9) 6.3 (5.2 – 8.9) 5.7 (4.4 – 8.1)

MRT-8102 Achieved Robust and Sustained NEK7 Degradation Robust and sustained degradation of NEK7 noted in peripheral blood T cells (~80 - 90%) across all dose levels at week 4, consistent with preclinical findings Data are medians (IQR). SAD (n=48); MAD (n=40); GFORCE-1 (n=101) SAD MAD GFORCE-1

Safety data were collected over 8 weeks for 108 participants (MRT-8102, n=81; placebo, n=27) No SAEs were reported Frequency of treatment-emergent AEs (TEAEs) was similar between MRT-8102 (33% participants) and placebo (30% participants) Most (86%) of MRT-8102 TEAEs were grade 1* The most frequent TEAEs were Headaches in 4% of participants on MRT-8102 and 11% of participants on placebo Arthralgia in 5% of participants on MRT-8102 and 4% of participants on placebo There were no serious infections; frequency of minor infections was similar in participants on MRT-8102 (7% participants) and placebo (7% participants) GFORCE-1: Summary of Unblinded Safety Data *There was one episode of grade 3 elevation of liver enzymes in a patient with incidental finding of asymptomatic hepatitis A, and one episode of grade 3 shoulder pain in a patient with accidental shoulder dislocation

MRT-8102 Demonstrated a Favorable Safety and Tolerability Profile Over the Period of 8 Weeks Treatment-Emergent Adverse Events (AE) Placebo (n=27) MRT-8102 5 mg (n=27) MRT-8102 20 mg (n=27) MRT-8102 40 mg (n=27) Participants with any AE, n (%) 8 (30) 7 (26) 8 (30) 12 (44) Participants with any AE leading to treatment discontinuation, n (%)a 0 (0) 0 (0) 3 (11) 5 (19) Participants with any Grade 3 AE, n (%)b 0 (0) 0 (0) 0 (0) 2 (7) Participants with any Serious AE, n (%) 0 (0) 0 (0) 0 (0) 0 (0) Infection or Infestation AE, n (%) 2 (7) 2 (7) 2 (7) 2 (7) Serious Infection or Infestation AE, n (%) 0 (0) 0 (0) 0 (0) 0 (0) Neutropenia AE, n (%) 0 (0) 0 (0) 0 (0) 0 (0) Thrombocytopenia AE, n (%) 0 (0) 0 (0) 0 (0) 0 (0) aMRT-8102: 20 mg: grade 2 atopic skin reaction (n=1), grade 1 rash (n=2); 40 mg: asymptomatic, non-QTc related, grade 1 electrocardiogram change (n=3); grade 2 allergic reaction and pruritus (n=1); grade 3 elevation of liver enzymes (n=1) in a patient with incidental finding of asymptomatic hepatitis A bIn addition to the grade 3 liver enzyme elevation in the subject diagnosed with HepA, one episode of grade 3 shoulder pain in a patient with accidental shoulder dislocation was recorded

Clinical Activity of MRT-8102 on Key Pathogenic Drivers of ASCVD

GFORCE-1 enrolled a population at risk of CVD and a biomarker profile that is informative of established ASCVD Population: Obese subjects at elevated CVD risk, reflecting a population with a high ratio of silent atherosclerosis; established ASCVD diagnosis not required Based on REACT study, prevalence of silent atherosclerosis in general population ages 40-49 estimated to be up to 70%1, presumably further enriched in GFORCE-1 by focus on obese subjects with high CRP2. Translational relevance: Baseline levels of key local ASCVD drivers and systemic biomarkers were elevated and closely tracked patterns reported in diagnosed ASCVD patients; degree of elevation for some markers may not equal that in established ASCVD patients Reference arm: A separate healthy-volunteer cohort from the SAD/MAD arm of the trial (not risk-enriched) provided a real-world normal-range comparator for all analyses of key molecular drivers of ASCVD and systemic biomarkers Genetic stratification: NLRP3 SNP genotyping in a subset of participants enabled correlation of baseline elevation of key ASCVD drivers with validated NLRP3 risk alleles: risk-allele carriers show higher levels of key ASCVD pathogenic drivers GFORCE-1 Population: Probing ASCVD Pathogenic Drivers in CVD Risk Subjects 1Bundgaard et al., 2026 NEJM “Prevalence of Silent Atherosclerosis Across Adult Life”; 2Yang et al., 2013 International Journal of Cardiology .

Key ASCVD Pathogenic Drivers and Markers of Systemic Inflammation Assessed in GFORCE-1



NEK7/NLRP3 pathway activation in plaque
Cytokines and DAMPs
IL-1β, calprotectin, HMGB1, S100A12, SAA
Localized effects
Systemic effects
Macrophage / neutrophil activation
EC / SMC dysfunction
Plaque destabilization / vessel wall alterations
Plaque rupture & thrombus formation
Acute phase response
Fibrinogen
Plaque initiation
Immune cell recruitment
Vulnerable plaque
Ruptured plaque
CRP + Lp(a)

20

NEK7/NLRP3 Pathway Related Cytokines, DAMPs and Thrombotic Markers were Elevated at Baseline in GFORCE-1 Subjects

IL-1β, DAMPs, and thrombogenic factors | **Systemic acute phase response**


IL-1β
(fg/mL)
HMGB1
(ng/mL)
Calprotectin
(ng/mL)
SAA
(mg/L)
IL-6
(pg/mL)
hsCRP
(mg/L)
Fibrinogen
(mg/dL)
Concentration
HV
GFORCE-1
(n=67)
(n=101)
(n=64)
(n=101)
(n=66)
(n=101)
(n=40)
(n=101)
(n=88)
(n=101)
(n=88)
(n=101)
(n=32)
(n=101)

Baseline levels of key pathogenic drivers of ASCVD and systemic inflammatory biomarkers were elevated in GFORCE-1 relative to the levels observed in healthy volunteers

21

Data are Tukey box-and-whisker plots; GFORCE-1: placebo + MRT-8102 treated; HV: SAD and/or MAD part

NLRP3 Risk Alleles Correlate to Baseline Increase of ASCVD Drivers Two high-priority NLRP3 risk SNPs, rs10754555 and rs10754558, have been linked to increased NLRP3 pathway activation and cardiovascular risk. In line with published data, nearly 1 in 3 subjects (29%) carry a highest-risk genotype (GG at either locus); over half of subjects (57%) carry moderate NLRP3 genetic risk. Significant increases in baseline levels of ASCVD drivers were identified, in particular for DAMPs and cytokines, in carriers of NLRP3 risk (GG) alleles, suggesting elevated pathway activity and potential for faster and more severe atherosclerotic and thrombotic remodeling. S100A12 HMGB1 Calprotectin SAA IL-1β IL-6 CRP Fibrinogen 0 25 50 75 Percent (%) median protein levels above CC allele in GG carriers at rs10754555 or rs10754558 +54 +66 +50 +11 +54 +24 +3 +28 Elevated levels in NLRP3 risk allele carriers

Modulation of Molecular Drivers of Plaque and Vascular Biology

DAMPs, Including Calprotectin, Potently Activate NEK7/NLRP3 in Neighboring Cells to Amplify Plaque Burden and Instability



Foam cell
Neutrophil
Cytokines
DAMPs
Plaque
Formation
and growth

Calprotectin levels correlate with plaque burden, inflammation and instability



Plaque burden
Plaque inflammation
Plaque instability
p < 0.001
p < 0.001
p < 0.001
Calprotectin
S100A9
S100A9
IPH
non-IPH
27% IPH
100% IPH
Low
High
Plaque burden
Low
High
CD68 (macrophage)
Low
High
Instability score

Circulating calprotectin levels significantly associate with increased plaque burden, enhanced plaque inflammation, and plaque instability

Croce et al., Circulation, 2009. Data from Peng et al., Cardiovasc Diabetol, 2011, Cheng et al., Front Med, 2022, Cotoi et al. 2014, Demir et al., Medicina, 2026, and GSE163154. Simulated data (n = 300) calibrated to the meta-analytic pooled r = 0.290 (REML, 5 estimates, N = 1,133), median-split into burden groups, and compared by Mann–Whitney U test.

24

MRT-8102 Potently Inhibits Pyroptosis and Release of DAMPs and IL-1β Pro-IL-1a Pro-IL-1b Pyroptosis Cytokine release Anti-IL-1/IL-6 biologics Pyroptotic Cell Intact Cell NLRP3 NEK7 IL-1a IL-18 IL-1b NEK7 MRT-8102 DAMP release calprotectin NEK7 MGD IL-1/IL-6 blocking biologics Do not inhibit pyroptosis and only neutralize IL-1 or IL-6 IL-6 NEK7 MGDs Inhibit pyroptosis and block release of cytokines and DAMPs extracellular ATP cytokines DAMPs Pyroptosis IL-1β Extracellular ATP Calprotectin DAMP = damage-associated molecular pattern; Data generated using LPS + Nigericin stimulation in human monocyte-derived macrophages (hMDM)

MRT-8102 Reduced Plasma Calprotectin to Healthy Volunteer Levels

Calprotectin is elevated in subjects with elevated CVD risk



Calprotectin (ng/mL)
2000
1500
1000
500
0
HV
(n=66)
GFORCE-1
(n=101)

Treatment reduced Calprotectin to levels associated with low risk of future CV events (week 4)



Placebo (n=27)
MRT-8102 (n=74)
Calprotectin
(%Change From Predose)
40
20
0
-20
-40
-60
-80
-100
0
1
2
3
4
Time Post Randomization (Weeks)



-56%*
Median Calprotectin (ng/mL)
800
600
400
200
0
HV
(n=66)
Predose
(n=74)
Week 4
(n=74)

Median reduction of **56%** in plasma calprotectin to levels comparable to those observed in healthy volunteers after 4 weeks of dosing

26

*Data are medians (IQR); GFORCE-1: placebo + MRT-8102 treated; HV: SAD and MAD part; * p<0.0001 compared to predose (MRT-8102 treated); p-value from Wilcoxon test*

Plasma Levels of Calprotectin were Equally Reduced Across all Dose Levels in Response to MRT-8102

5mg QD	20mg QD	40mg QD
57% reduction	54% reduction	52% reduction



Calprotectin (ng/mL)
2000
1500
1000
500
0
-57%*
HV Predose (n=66)
5mg QD Predose (n=27)
5mg QD Week 4 (n=27)
-54%*
HV Predose (n=66)
20mg QD Predose (n=26)
20mg QD Week 4 (n=26)
-52%*
HV Predose (n=66)
40mg QD Predose (n=21)
40mg QD Week 4 (n=21)

27

*Data are Tukey box-and-whisker plots; HV: SAD and MAD part; * p<0.002 compared to predose (MRT-8102 treated); p-value from Wilcoxon test*

MRT-8102 Reduced Plasma S100A12 and Serum SAA to Healthy Volunteer Levels

MRT-8102 reduces S100A12 to levels in HVs



S100A12 (ng/mL)
200
150
100
60
40
20
0
HV
(n=66)
GFORCE-1
(n=101)
Median S100A12 (ng/mL)
20
15
10
5
0
-46%*
HV
(n=66)
Predose
(n=74)
Week 4
(n=74)

MRT-8102 reduces SAA to levels in HVs



SAA (mg/L)
80
60
40
30
20
10
0
HV
(n=40)
GFORCE-1
(n=101)
Median SAA (mg/L)
12
10
8
6
4
2
0
-51%*
HV
(n=40)
Predose
(n=74)
Week 4
(n=74)

Median reduction of **46%** and **51%** in plasma S100A12 and serum SAA, respectively, to levels comparable to those observed in healthy volunteers after 4 weeks of dosing

28

*Data are medians (IQR); GFORCE-1: placebo + MRT-8102 treated; HV: SAD and/or MAD part; * p<0.0001 compared to predose (MRT-8102 treated); p-value from Wilcoxon test*

Pathological Crosstalk between HMGB1 and IL-1β Downstream of NEK7/NLRP3 Reinforces Plaque Progression and Instability in ASCVD

Biological crosstalk between HMGB1 and IL-1β influences multiple aspects of vessel and plaque biology



Upregulation of adhesion receptors increases immune cell recruitment
Plaque destabilization
• VSMCs transdifferentiate into foam cells
• MMP induction degrades fibrous cap
Vessel cross section
Plaque
IL-1β
HMGB1
VSMCs
Endothelium
Fibrous cap
IL-1β
HMGB1

HMGB1 and IL-1β baseline levels strongly correlate, reinforcing biological proximity



r=0.54
p<0.0001
HMGB1 (ng/mL)
100
10
1
10
100
1000
IL-1β (fg/mL)

GFORCE-1 (n=101)

r = Spearman rank correlation coefficient

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MRT-8102 Treatment Reduced HMGB1 and IL-1βLevels

MRT-8102 treatment resulted in meaningful HMGB1 reduction in subjects with higher baseline levels



> 4.7 (ng/mL)
HMGB1 (ng/mL)
Median HMGB1 (ng/mL)
-40%*
HV
GFORCE-1
Predose
Week 4
(n=64)
(n=101)
(n=20)

MRT-8102 treatment resulted in meaningful IL-1β reduction in subjects with higher baseline levels



> 170 (fg/mL)
IL-1β (fg/mL)
Median IL-1β (fg/mL)
-37%†
HV
GFORCE-1
Predose
Week 4
(n=67)
(n=101)
(n=17)

- HMGB1 and IL-1β were elevated in GFORCE-1 population versus healthy volunteers (baseline)
- Treatment led to a median reduction of **40%** and **37%** in HMGB1 and IL-1β levels, respectively, in subjects with elevated baseline levels; no statistically significant decrease in placebo

30

*Data are medians (IQR); GFORCE-1: placebo + MRT-8102 treated; HV: SAD and MAD part; * p=0.05 and † p=0.003 compared to predose (MRT-8102 treated); p-value from Wilcoxon test % indicates Change from Predose; The 75th Percentile (Q3) of GFORCE-1 population (N=101, placebo and treatment) was used to define the cut-offs: 4.7 ng/mL for HMGB1 and 170 fg/mL for IL-1β. Analysis on median reduction based on MRT-8102 treated subjects (predose vs treatment at week 4).*

Treatment significantly reduced fibrinogen to normal physiological levels MRT-8102 Treatment Led to Reductions in Fibrinogen Fibrinogen baseline is elevated in GFORCE-1 population Median reduction of 28% in fibrinogen to levels comparable to those observed in healthy volunteers after 4 weeks of dosing (n=32) (n=74) (n=74) -28%* (n=32) (n=101) Data are medians (IQR); GFORCE-1: placebo + MRT-8102 treated; HV: MAD part; * p<0.0001 compared to predose (MRT-8102 treated); p-value from Wilcoxon test

Markers of Systemic Inflammation

MRT-8102 Induced Rapid and Sustained Reductions in hsCRP and IL-6 Levels

Robust decrease of hsCRP after 4 weeks of dosing



Placebo (n=27)
5mg QD (n=27)
20mg QD (n=26)
40mg QD (n=21)
hsCRP (%Change From Predose)
40
20
0
-20
-40
-60
-80
-100
0
1
2
3
4
Time Post Randomization (Weeks)

hsCRP and IL-6 reduced to levels associated with low risk of future CV events



-85%*
Median hsCRP (mg/L)
10
8
6
4
2
0
HV (n=88)
Predose (n=74)
Week 4 (n=74)



-54%*
Median IL-6 (pg/mL)
8
6
4
2
0
HV (n=88)
Predose (n=74)
Week 4 (n=74)

- Median reduction of **85%** in serum hsCRP to levels detected in healthy volunteers; **86%** of subjects showed suppression of hsCRP to <2 mg/L
- Median reduction of **54%** in plasma IL-6 to levels associated with low risk of future CV events

33

*Data are medians (IQR); * p<0.0001 compared to predose; p-value from Wilcoxon test; HV: SAD and MAD part*
% Change from predose in hsCRP at week 4 per cohort: 5mg QD -86%, 20mg QD -79%; 40mg QD -85%

Update on Development Plans

GFORCE-2: A Differentiated Phase 2 Approach

Inform an innovative & efficient Phase 3 study design focused on the patient population with the most modifiable disease

- Focus on CAD, where NLRP3 and IL-1 targeting agents have shown success
- Continue dose exploration and establish long-term safety in a chronic disease setting
- Allow background medications; no CKD enrichment

Imaging	ASCVD drivers and systemic biomarkers	Genetics
Assess plaque inflammation using FAI (fat attenuation index) imaging for response and enrichment	DAMPs (calprotectin, S100A12, HMGB1), cytokines (IL-1β, IL-18, IL-6) and thrombogenic factors (tissue factor, SAA, fibrinogen)	Confirm genetic basis of NLRP3 activation (activating SNPs) and build correlation to baseline levels of molecular drivers of ASCVD, responses and FAI changes







35

Proposed trial design subject to review by FDA

GFORCE-2: A Phase 2b Study in Patients with Coronary Artery Disease

Population

~160 patients with stable coronary artery disease and residual inflammation

(R)

- **MRT-8102 5 mg daily**
- **MRT-8102 10 mg daily**
- **MRT-8102 15 mg daily**
- **Placebo**

Enrollment | 6-month treatment

Outcome measures

- Change in levels of key pathogenic ASCVD drivers including atherogenic, thrombogenic mediators and lipids
- Change in **local** cardiac imaging, from baseline to 6 months

Exploratory endpoints

- Cardiac imaging
- Establish pharmacogenomic evidence base
- Liver fat/liver inflammation
- Anemia

Study initiation planned for H1 2027

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Proposed trial design subject to review by FDA

Planned Phase 2 Studies for Gout and HS

GEMINI-1

Ph2 Study in Gout Flare Prevention Following Acute Flare Management

Initiation planned
Q4 2026 / Q1 2027

Trial
- ~ 60 pts w/recurrent gout flares
- 12 weeks

Outcome
- Measures and PoC expectation
- Reduction in pain VAS by 72 hours
- Frequency of new flares



GALAXY-1

Ph2 Study in Moderate to Severe Hidradenitis Suppurativa

Initiation planned
H1 2027

Trial
- ~ 160 pts w/moderate to severe HS
- 16 weeks

Outcome
- HiSCR75 after 16 weeks MRT-8102 relative to placebo



Proposed trial design subject to review by FDA
GEMINI: Glue Elimination of Monosodium urate-Induced NEK7 Inflammation
GALAXY: Glue-mediated Attenuation of Lesions, Abscesses, and eXacerbations in HS therapY

37

MRT-8102 Opportunities and Pipeline Update

CAD: Large Opportunity to Address Atherosclerotic Risk with a Safe, Oral Treatment Targeting NEK7 MRT-8102 Opportunity Potential to complement existing lipid and metabolic therapies Targeting NEK7/NLRP3 pathway could provide broader suppression of atherogenic and thrombotic pathways Oral administration aligns with SOC and facilitates potential combo approaches Potential for differentiated efficacy and safety profile vs. IL-1 and IL-6 antibodies Upstream mechanism addresses high-risk plaque biology beyond suppression of individual cytokines Ability to provide robust inflammation control without increased infection risk High Unmet Medical Need in CAD CAD Market Overview ~14M Adults suffer from CAD in the U.S. 45-50% Patients have experienced at least 1 prior MI ~1 in 7 CAD patients experience a subsequent MACE event within 5 years despite achieving target LDL-C level >30% CAD patients suffer from residual inflammatory risk despite optimized lipid-lowering therapy ~30-fold Greater risk of cardiac mortality in patients* with high coronary plaque inflammation (determined by FAI score) *Risk of cardiac mortality captures all patients, with and without CAD, from ORFAN study undergoing diagnostic coronary CTA Sources: Su et al. Journal of Vascular Surgery (2024); Alanaeme et al. Am Heart J Plus (2022); Martin et al. Circulation (2025); Chan et al. Lancet (2024); Hassan et al. Front Cardiovasc Med. (2026); Kim et al. Korean Circ J. (2026); Watanabe et al. J Am Heart Assoc. (2026); Virani et al. Circulation (2021); Tsao et al. Circulation (2023); Budoff et al. Eur Heart J. (2023); Peikert et al. Clin Res Cardiol. (2020); Wong et al. J Clin Lipidol. (2019); Sanchez-Bacaicoa et al. Eur J Clin Invest. (2021); Schwartz et al. J Am Coll Cardiol. (2021); O’Donoghue et al. Circulation (2022)

Large Market Opportunities Supported by Strong Biological Rationale Hidradenitis suppurativa Highest NEK7/NLRP3-pathway activity score of any indication studied, with consistent upregulation of NLRP3, IL-1β, and DAMPs in lesional tissue ~400-450K U.S. addressable population Significant unmet need with ~55% patients poorly managed with SOC IL-1 antibodies provide promising POC for the NEK7/NLRP3 pathway Opportunity to target inflammasome assembly, upstream of IL-1 and DAMP-driven pathogenesis in HS lesions, unlike single-mediator TNF/IL-17 biologics Coronary artery disease Central role of NEK7/NLRP3 in plaque biology and atherogenic progression ~14M U.S. patient population, with 45-50% of patients having experienced at least one prior MI >30% of CAD patients suffer from residual inflammatory risk despite optimized lipid-lowering therapy NEK7 degradation and NEK7/NLRP3 pathway inhibition provide a novel, upstream approach that goes beyond downstream single-cytokine depletion to address residual CVD risk Gout Canonical NEK7/NLRP3-pathway disease: MSU crystals trigger NEK7-mediated NLRP3 assembly, driving IL-1β release and flare pathology ~10M U.S. patient population, with ~30% comorbid with renal disease SOC treatment often insufficient in preventing gout flares, resulting in breakthrough flares, a leading contributor to poor adherence High unmet need for long-term flare prophylaxis: >55% of gout-treating physicians surveyed are not satisfied with current prophylaxis options (>65% for CKD co-morbid patients) Sources: Su et al. Journal of Vascular Surgery (2024); Alanaeme et al. Am Heart J Plus (2022); Peikert et al. Clin Res Cardiol. (2020); Martin et al. Circulation (2025); Virani et al. Circulation (2021); Tsao et al. Circulation (2023); Singh et al. Rheumatology (Oxford) (2019); Cowen Therapeutics Outlook (Oct 2024, Oct 2025); Monte Rosa survey of gout-treating physicians (Nov 2025)

Summary and Next Steps

WHAT GFORCE-1 SHOWED

- **Favorable safety profile across all dose levels tested**: no SAEs, no infection signal
- **Robust, sustained target engagement**: ~80–90% NEK7 degradation at all dose levels
- **Broad normalization of ASCVD pathogenic drivers**: markers of local plaque progression, thrombosis, and systemic inflammation reduced to healthy-volunteer levels at all doses
- **A built-in precision-medicine hypothesis**: NLRP3 risk-alleles define a genetically enrichable population; plaque imaging could further define disease-modifiable population

WHAT'S NEXT

Program	Study	Milestone	Timing
Gout	GEMINI-1	Study initiation	Q4 2026/ Q1 2027
CAD	GFORCE-2	Study initiation	H1 2027
HS	GALAXY-1	Study initiation	H1 2027
Next-gen	MRT-9347	IND	Q4 2026

KEY CONSIDERATIONS

- GFORCE-2 design focused on imaging, levels of key molecular drivers of ASCVD and genetics to inform innovative and efficient Phase 3 study
- MRT-9347 (next-gen NEK7 degrader) provides strategic optionality across indications

MRT-8102's differentiated safety and translational activity profile de-risk a broad NEK7 franchise opportunity; heading into multiple Phase 2 starts through H1 2027

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Monte Rosa Pipeline and Upcoming Milestones

	Target	Compound	Indication(s)	Preclinical	Phase 1	Phase 2	Phase 3	Next Anticipated Milestone
Immunology & Inflammation	**VAV1** *Licensed to Novartis**	MRT-6160 (DDY391)	Sjögren's disease					Additional Ph 2 initiations
			Psoriatic arthritis					
	NEK7	MRT-8102	Coronary artery disease, gout, hidradenitis suppurativa					Multiple Ph 2 initiations in 2026-27; Gout data update in H2 2027
		Next Generation	NEK7/NLRP3-driven Diseases					IND submission in 2026
Oncology	**GSPT1**	MRT-2359	Castration-resistant Prostate Cancer					Ph 1/2 update in 2026; Ph 2 update in 2027
	CCNE1/ CDK2	Discovery	CCNE1 Amplified Tumors ER+ Breast Cancer					IND submissions in 2027
Various	**Multiple Targets** *Includes those licensed/optioned to Roche and Novartis*	Discovery	I&I, Oncology, Genetic and Neurological Diseases					Announce additional targets

* Novartis has exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 (DDY391) and other VAV1 MGDs. Monte Rosa is eligible for up to $2.1B in development, regulatory, and sales milestones, beginning upon initiation of Phase 2 studies, and is also eligible for 30% US P&L share and ex-US tiered royalties.

Notes: IND = investigational new drug. ER = estrogen receptor. I&I = immunology and inflammation.

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Q&A

Thank you